                                  SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]      Preliminary Information Statement

[ ]      Definitive Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))


                          BANKENGINE TECHNOLOGIES, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         (2) Aggregate number of securities to which the transaction applies:

                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         (5)      Total fee paid:

                  --------------------------------------------------------------


[ ]      Fee paid previously with preliminary materials

[ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:
                                         ---------------------------------------

         (2)      Form, Schedule or Registration Statement No.:
                                                               -----------------
         (3)      Filing Party:
                               ---------------------------------------

         (4)      Date Filed:
                             ---------------------------------------------------

                          BANKENGINE TECHNOLOGIES, INC.
                       725 Port St. Lucie Blvd., Suite 103
                            Port St. Lucie, FL, 34984

                                    --------

                        PRELIMINARY INFORMATION STATEMENT
         PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934,
           AS AMENDED, AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                                    --------

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                    --------

                                  INTRODUCTION

         This information statement (the "Information Statement") was mailed on or about November 8, 2001 to the shareholders (the "Shareholders") of record on October 23, 2001 of BankEngine Technologies, Inc., a Florida corporation (the "Company") in connection with certain actions taken by the Company pursuant to the Written Consent of the Majority Shareholders (the "Written Consent") of the Company, dated October 23, 2001. The action taken pursuant to the Written Consent concerned the dismissal of one of the Company's directors. The principal executive office of the Company is located at 725 Port St. Lucie Blvd., Suite 103, Port St. Lucie, FL, 34984. The Company's telephone number is (888) 672-5935.



     THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS'
          MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                          BANKENGINE TECHNOLOGIES, INC.
                       725 Port St. Lucie Blvd., Suite 103
                           Port St. Lucie, FL, 34984

                                    --------

                        PRELIMINARY INFORMATION STATEMENT
          PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                                    --------

To our Shareholders:

NOTICE IS HEREBY GIVEN that the following actions were or will be taken pursuant to a Written Consent of the Majority Shareholders of BankEngine Technologies, Inc., attached hereto as Exhibit A:

1.       The dismissal from the Board of Directors of John Lopes.

         The Board of Directors has fixed the close of business on October 23, 2001, as the Record Date for determining the Shareholders entitled to Notice of the foregoing.

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

         This Information Statement will serve as written Notice to shareholders pursuant to Section 607.0704 of the Florida Business Corporation Act.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.


                                                    /s/ Joseph Alves
                                                    Chairman, CEO and President

         October 26, 2001


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                               DISSENTERS' RIGHTS

         Under the Florida Business Corporation Act (the "Act"), the dismissal of a director does not require the Company to provide dissenting Shareholders with a right of appraisal and the Company will not provide Shareholders with such right.


       INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

         The Company is not aware of any interest that would be substantially affected through the dismissal from its Board of Directors of John Lopes. Mr. Lopes will no longer be a member of the Board. The Company does not remunerate its directors for serving as such; consequently, the Company is unable to quantify the effect upon Mr. Lopes arising from his dismissal.


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


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         As of the Record Date, the Company's authorized capitalization consisted of 50,000,000 shares of Common Stock, par value $.001 per share. As of the Record Date, there were 17,115,893 shares of Common Stock outstanding, all of which were fully paid, non-assessable and entitled to vote. Each share of Common Stock entitles its holder to one vote on each matter submitted to the Shareholder.

         The following table sets forth, as of the Record Date, the number of shares of Common Stock of the Company owned by (i) each person who is known by the Company to own of record or beneficially five percent (5%) or more of the Company's outstanding shares, (ii) each director of the Company, (iii) each of the executive officers, and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the Shareholder has sole voting and investment power with respect to the shares beneficially owned.


                                                     Number of Shares of              Percentage of Total Shares
                                                     Outstanding Common Stock         of Outstanding Common Stock
Name and Address of Beneficial Owner(1)              Beneficially Owned(2)            Beneficially Owned
---------------------------------------              ---------------------            ------------------
International Enterprise Solutions Ltd.(3)             2,400,000                         14.1%

Ion Technologies Ltd.(3)                               2,400,000                         14.1%

Hypernet Research Inc.(3)                              2,400,000                         14.1%

Net Technology Group Ltd.(3)                           2,400,000                         14.1%

Conrati Resources Ltd.(4)                                950,000                          5.6%

Cablerise Limited(4)                                     950,000                          5.6%

Joseph Alves, Chairman and CEO and President(5)        9,615,000                         56.2%

Mahmoud Hashmi, Director, COO and Principal
Accounting Officer(6)                                  1,900,000                         11.1%

All Directors and Officers as a group (2 persons)     11,515,000                         67.3%

----
*less than one percent

(1) Unless otherwise indicated, the address of each person listed below is c/o BankEngine Technologies, Inc., at 725 Port St. Lucie Blvd., Suite 103, Port St. Lucie, FL, 34984.

(2) Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

(3)      The entity is wholly owned and controlled by Mr. Joseph Alves.

(4)      The entity is wholly owned and controlled by Mr. Mahmoud Hashmi.

(5) Joseph J. Alves, the Company's CEO, President and Chairman of the Board, is the sole owner of International Enterprise Solutions Ltd., Ion Technologies Ltd., Hypernet Research Inc. and Net Technology Group Ltd. The number and percentage of shares of Common Stock shown as held by Mr. Alves include the shares held by the foregoing entities.

(6) Mahmoud Hashmi, the Company's COO, Principal Accounting Officer and a Director, is the sole owner of Conrati Resources Ltd. and Cablerise Limited. The number and percentage of shares of Common Stock shown as held by Mr. Hashmi include the shares held by the foregoing entities.

         The approval of a majority of the outstanding shares of Common Stock entitled to vote is necessary to approve the actions noticed hereby. However, as discussed above, the Company's Board of Directors has obtained the necessary approval for the actions discussed herein from Shareholders with voting authority for stock constituting in excess of 50% of the total outstanding


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

shares of the Company's Common Stock entitled to vote. As such, the Board of Directors does not intend to solicit any proxies or consents from any Shareholder in connection with these actions.

Section 16(a) Reporting

         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding ten percent or more of the Company's Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. During the year ended December 31, 2000, the Company believes that all reports required to be filed by Section 16(a) were filed on a timely basis.

                         FINANCIAL AND OTHER INFORMATION

         The information required by this item is hereby incorporated by reference to the Company's Annual Report on Form 10-KSB for the year ended August 31, 2000 of December 15, 2000, as amended on January 5, 2001, and the Company's Quarterly Report on Form 10-QSB for the quarter ended on November 30, 2000 of February 2, 2001, all as filed with the Securities and Exchange Commission.


                       Statement of Additional Information

         The Company's Annual Report on Form 10-KSB for the year ended August 31, 2000 including the amendment thereto, as filed with the SEC on December 15, 2000 and January 5, 2001, respectively, has been incorporated herein by reference.

         The Company's Current Report on Form 8-K, as filed with the SEC on January 16, 2001, has been incorporated herein by reference.

         The Company's Quarterly Report on Form 10-QSB for the quarter ended May 31, 2001 as filed with the SEC on July 16, 2001, has been incorporated herein by reference.

         The Company will furnish, to any Shareholder making such request, a copy of its Annual Report within one business day of receiving such request. The Annual Report will be sent by first class mail at no charge to such Shareholder. A copy of the Annual report can be requested by writing to the Company at 725 Port St. Lucie Blvd., Suite 103, Port St. Lucie, FL, 34984, or by calling the Company at (888) 672-5935, attention Secretary.

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